SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2021
SALARIUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2450 Holcombe Blvd. Suite X Houston, TX		77021
(Address of principal executive offices)		(Zip Code)
(832) 834-6992
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SLRX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01. Other Events
As previously disclosed, Salarius Pharmaceuticals, Inc. (formally known as Flex Pharma, Inc.) (the “Company”) entered into that certain Agreement and Plan of Merger dated January 3, 2019 (as amended, the “Merger Agreement”) by and among the Company, Falcon Acquisition Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and Salarius Pharmaceuticals, LLC. Under the terms of the Merger Agreement, on July 19, 2019, the Company distributed an aggregate of 18,069,476 rights (each a “Right”) to receive a warrant to purchase shares of our common stock (each a “Warrant’) to its shareholders for every share of the Company’s common stock that they held as of the close of business on July 18, 2019.
On or about July 2, 2021, the Company will distribute Warrants to each holder of the Right in satisfaction of the rights and obligations of such Rights (the “Distribution”). In accordance with the Merger Agreement, the Warrants will be exercisable in the aggregate into 142,711 shares of the Company’s common stock at price of $15.17 per share.
The Distribution is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-231010) filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2019 and declared effective on May 17, 2019. The Company has filed a final prospectus supplement, dated July 1, 2021, with the SEC relating to the issuance of the Warrants and the shares of the Company’s common stock issuable upon exercise of the Warrants.
The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the form of Warrant, which is filed as Exhibit 4.1 to this current report and is incorporated herein by reference. A copy of the legal opinion of Hogan Lovells US LLP regarding the legality of the issuance of the Warrants and shares of the Company’s common stock issuable upon exercise of the Warrants is filed as Exhibit 5.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
4.01	Form of Warrant.
5.01	Opinion of Hogan Lovells US LLP.
23.1	Consent of Hogan Lovells US LLP (contained in Exhibit 5.1).

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALARIUS PHARMACEUTICALS, INC.

Date: July 1, 2021	By:	/s/ Mark J. Rosenblum
Mark J. Rosenblum Chief Financial Officer